EXHIBIT 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the quarterly report of BLGI, Inc. (the “Company”) on Form 10-Q for the period ended October 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lawrence P. Cummins , Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 19, 2021	/s/ Lawrence P. Cummins
Lawrence P. Cummins
Chief Executive Officer
(Principal Executive Officer)